Filed pursuant to Rule 497(c)

Registration No. 333-148949

The information in this Preliminary Prospectus Supplement is not complete and may be changed. This Preliminary Prospectus Supplement and the accompanying Prospectus are part of an effective registration statement filed with the Securities and Exchange Commission. This Preliminary Prospectus Supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Supplement dated August 17, 2010

PRELIMINARY PROSPECTUS SUPPLEMENT (to Prospectus dated August 5, 2010)

5,250,000 Shares

Fiduciary/Claymore MLP Opportunity Fund

Common Shares

$        per Share

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined in the accompanying Prospectus) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

The Fund's currently outstanding Common Shares are and the 5,250,000 Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange ("NYSE") under the symbol "FMO." As of August 16, 2010, the last reported sale price for the Fund's Common Shares on the NYSE was $20.16 per share. The net asset value ("NAV") per share of the Fund's Common Shares as of the close of business on August 16, 2010, was $17.98.

(continued on following page)

Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase the risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of this offering. Investors will be acquiring shares at a premium to net asset value, therefore investors in this offering are likely to experience an immediate dilution of their investment.

Investing in Common Shares of the Fund involves substantial risks arising from the Fund's policy of investing in the securities of MLP entities, its concentration in the natural resource sector and its use of Financial Leverage. See "Risks" beginning on page 53 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

	Per Share	Total(1)
Public offering price	$	$
Underwriting discount	$	$
Proceeds, before expenses, to the Fund(2)	$	$

(notes on following page)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about August    , 2010.

Morgan Stanley  Citi  UBS Investment Bank

The date of this Prospectus Supplement is August , 2010

(notes from previous page)

(1)  The Fund has granted the underwriters an option to purchase up to an additional 787,500 Common Shares at the public offering price, less underwriting discount, within 45 days of the date of this Prospectus Supplement solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, total underwriting discount, and total proceeds, before expenses, to the Fund will be $       , $        and $        , respectively. See "Underwriters."

(2)  The Adviser has incurred on behalf of the Fund all costs associated with the Fund's effective registration statement and this offering. The Fund has agreed to reimburse the Adviser for such expenses at a rate of 0.60% of the offering price of the Common Shares sold pursuant to the effective registration statement. In connection with this offering, the Fund will reimburse offering expenses incurred by the Adviser on its behalf in an amount up to the lesser of the Fund's actual offering costs or 0.60% of the total offering price of the Common Shares sold in the offering, which is expected to be $ ($ if the underwriters' over-allotment option is exercised in full).

(continued from previous page)

This Prospectus Supplement, together with the accompanying Prospectus, dated August 5, 2010, sets forth concisely the information that you should know before investing in the Fund's Common Shares. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information about the Fund, before deciding whether to invest, and you should retain them for future reference. A Statement of Additional Information, dated August 5, 2010, (the "SAI"), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into the accompanying Prospectus. This Prospectus Supplement, the accompanying Prospectus and the SAI are part of a "shelf" registration statement filed with the SEC. This Prospectus Supplement describes the specific details regarding this offering, including the method of distribution. If information in this Prospectus Supplement is inconsistent with the accompanying Prospectus or the SAI, you should rely on this Prospectus Supplement. You may request a free copy of the SAI, the table of contents of which is on page 88 of the accompanying Prospectus, or request other information about the Fund (including the Fund's annual and semi-annual reports) or make shareholder inquiries by calling (888) 991-0091 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov). Free copies of the Fund's reports and the SAI also are available from the Fund's website at www.claymore.com/fmo.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

Cautionary Notice Regarding Forward-Looking Statements

This Prospectus Supplement and the accompany Prospectus contain or incorporate by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund's plans, strategies, and goals and the Fund's beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus Supplement and the accompanying Prospectus, words such as "anticipates," "believes," "expects," "objectives," "goals," "future," "intends," "seeks," "will," "may," "could," "should," and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended (the "Securities Act").

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund takes no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this Prospectus Supplement and in the accompanying Prospectus is accurate only as of the respective dates on their front covers. The Fund's business, financial condition and prospects may have changed since such dates. The Fund will advise investors of any material changes to the extent required by applicable law.

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary of information contained elsewhere in this Prospectus Supplement and the accompanying Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares. You should carefully read the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated August 5, 2010, and the Statement of Additional Information, dated August 5, 2010 (the "SAI"), especially the information set forth in the accompanying Prospectus under the headings "Investment Objective and Policies" and "Risks"

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

The Fund    Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital.

  The Fund's common shares of beneficial interest, par value $0.01 per share, are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" throughout this Prospectus Supplement and the accompanying Prospectus.

Management of the Fund    Claymore Advisors, LLC (the "Adviser") serves as the Fund's investment adviser, pursuant to an investment advisory agreement with the Fund. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

  Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's investment sub-adviser, pursuant to a sub-advisory agreement with the Fund and the Adviser, and is responsible for the management of the Fund's investment portfolio. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

Listing and Symbol    The Fund's currently outstanding Common Shares are and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange (the "NYSE") under the symbol "FMO." As of August 16, 2010, the last reported sale price for the Fund's Common Shares was $20.16. The net asset value ("NAV") per share of the Fund's Common Shares at the close of business on August 16, 2010, was $17.98.

Distributions    The Fund has paid distributions to Common Shareholders every fiscal quarter since inception. Payment of future distributions is subject to approval by the Fund's Board of Trustees, as well as meeting the covenants of any outstanding borrowings and the asset coverage requirements of the

Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's next regularly scheduled quarterly distribution will be for the quarter ending October 31, 2010 and, if approved by the Board of Trustees, is expected to be paid to common shareholders on or about October 30, 2010. The distributions the Fund has paid since inception are as follows:

Payment Date	Distribution per Common Share
July 30, 2010	$0.33500
April 30, 2010	$0.33500
January 29, 2010	$0.33500
October 30, 2009	$0.33500
July 31, 2009	$0.33500
April 30, 2009	$0.37185
January 30, 2009	$0.37185
October 31, 2008	$0.37185
July 31, 2008	$0.37000
April 30, 2008	$0.36500
January 31, 2008	$0.36000
October 31, 2007	$0.35500
July 31, 2007	$0.35000
April 30, 2007	$0.33250
January 31, 2007	$0.32750
October 31, 2006	$0.31250
July 31, 2006	$0.31250
April 28, 2006	$0.31250
January 31, 2006	$0.31250
October 31, 2005	$0.31250
July 29, 2005	$0.31250
April 29, 2005	$0.31250

  The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. See "Distributions" in the accompanying Prospectus.

The Offering    Common Shares Offered by the Fund

  5,250,000

  Common Shares Outstanding After the Offering

  25,271,612

  The number of Common Shares offered and outstanding after the offering assumes the underwriters' over-allotment option is not exercised. If the over-allotment option is exercised in full, the Fund will issue an additional 787,500 Common Shares and will have 26,059,112 Common Shares outstanding after the Offering.

  The Fund's Common Shares have recently traded at a premium to net asset value ("NAV") per share and the price of the Common Shares is expected to be above net asset value per share. Therefore, investors in this offering are likely to experience immediate dilution of their investment. Furthermore, shares of closed-end investment companies, such as the Fund, frequently trade at a price below their NAV. The Fund cannot predict whether its Common Shares will trade at a premium or a discount to NAV.

Risks    See "Risks" beginning on page 53 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund's Common Shares.

Use of Proceeds    The Fund intends to invest the net proceeds of the offering in accordance with its investment objective and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objective and policies within three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use proceeds for these purposes.

U.S. Federal Income Tax
Considerations    The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). See "U.S. Federal Income Tax Considerations" in the accompanying Prospectus.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of November 30, 2009 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)%	(1)
Dividend Reinvestment Plan Fees (2)	None

Percentage of Net Assets Attributable to Common Shares (3)
Annual Expenses
Management Fees (4)(5)	1.39%
Interest Payments on Borrowed Funds (6)	0.73%
Other Expenses (7)	0.31%
Current Income Tax Expense	0.13%
Deferred Income Tax Expense (8)	19.49%
Total Annual Expenses (9)	22.05%

(1)  The Adviser has incurred on behalf of the Fund all costs associated with the Fund's effective registration statement and this offering. The Fund has agreed to reimburse the Adviser for such expenses at a rate of 0.60% of the offering price of the Common Shares sold pursuant to the effective registration statement. In connection with this offering, the Fund will reimburse offering expenses incurred by the Adviser on its behalf in an amount up to the lesser of the Fund's actual offering costs or 0.60% of the total offering price of the Common Shares sold in the offering, which is expected to be $ ($ if the underwriters' over-allotment option is exercised in full).

(2)  Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan" in the accompanying Prospectus.

(3)  Based upon net assets attributable to Common Shares as of November 30, 2009.

(4)  The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to Financial Leverage). The fee shown above is based upon outstanding Financial Leverage of 28% of the Fund's Managed Assets. If Financial Leverage of more than 28% of the Fund's Managed Assets is used, the management fees shown would be higher.

(5)  The Adviser has agreed to waive the advisory fees payable with respect to the assets attributable to Common Shares issued pursuant to the Fund's currently effective shelf registration statement, including the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus, for the first three months after such Common Shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such Common Shares for the next three months. For the fiscal year ended November 30, 2009, the impact of the fee waiver was less than 0.01%.

(6)  Based upon the Fund's outstanding Borrowings as of November 30, 2009 of approximately $110.3 million and the borrowing rate on the facility as of November 30, 2009, of 1.76%. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., dated September 26, 2008, pursuant to which the Fund may borrow up to $130 million.

(7)  Other expenses are estimated based upon those incurred during the fiscal year ended November 30, 2009. Other expenses do not include income or expense/(benefit) related to realized or unrealized investment gains or losses.

(8)  For the fiscal year ended November 30, 2009, the Fund accrued approximately $55.0 million in net deferred tax expense primarily related to unrealized appreciation on investments. Deferred income tax expense represents an estimate of the Fund's potential tax expense if it were to recognize the unrealized appreciation/depreciation of portfolio assets that occurred during the fiscal year ended November 30, 2009, based on the market value and basis of the Fund's assets as of November 30, 2009. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment gains/losses and realized and unrealized gains/losses on investments and such expenses may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains/losses are realized, the then-current basis of the Fund's assets, the level of net loss carry-forwards and other factors. The Fund's deferred income tax expense/(benefit) for the current fiscal year or any future fiscal year may vary greatly from the deferred income tax expense estimated based on the fiscal year ended November 30, 2009. The Fund's deferred income tax expense/(benefit) as a percentage of net assets attributable to Common Shares at the end of each fiscal year, from inception through November 30, 2009, has been as follows:

Deferred Income Tax Expense/(Benefit)
Period December 28, 2004 (commencement of operations) through November 30, 2005	5.52%
Year ended November 30, 2006	11.91%
Year ended November 30, 2007	5.81%
Year ended November 30, 2008	(52.31)%
Year ended November 30, 2009	19.49%

(9)  The table presented in this footnote presents the Fund's annual operating expenses as a percentage of net assets attributable to Common Shares excluding Deferred Income Tax Expense/(Benefit).

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees (4)(5)	1.39%
Interest Payments on Borrowed Funds (6)	0.73%
Other Expenses (7)	0.31%
Current Income Tax Expense	0.13%
Total Annual Expenses (Excluding Deferred Income Tax Expense/(Benefit))	2.56%

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of 22.05% of net assets attributable to Common Shares, (2) the Sales Load of $   and estimated offering costs of $     and (3) a 5% annual return*:

Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders	$	$	$	$

*  The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Except where noted, the information in this table is derived from the Fund's financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund's annual report to shareholders for the period ended November 30, 2009, which is incorporated by reference into the SAI, and is available upon request. The unaudited information for the six months ended May 31, 2010 is included in this Prospectus Supplement under the heading "Unaudited Financial Statements for the Six Months ended May 31, 2010."

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended May 31, 2010 (unaudited)	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006	For the Period December 28, 2004* through November 30, 2005
Net asset value, beginning of period	$15.00	$12.09	$23.11	$22.49	$19.78	$19.10 (c)
Income from investment operations
Net investment loss(a)(b)	(0.18)	(0.44)	(0.70)	(0.67)	(0.33)	(0.26)
Net realized and unrealized gain/loss(b)	2.18	4.76	(8.85)	2.66	4.29	1.92
Total from investment operations	2.00	4.32	(9.55)	1.99	3.96	1.66
Common shares' offering expenses charged to paid-in capital	(0.01)	— **	—	—	—	(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	—	—	(0.08)	—	—	—
Return of capital	(0.67)	(1.41)	(1.39)	(1.37)	(1.25)	(0.94)
Net asset value, end of period	$16.32	$15.00	$12.09	$23.11	$22.49	$19.78
Market value, end of period	$18.58	$16.24	$11.42	$22.66	$21.87	$17.99
Total investment return(d)
Net asset value	13.26%	38.03%	-43.55%	8.53%	20.70%	8.38%
Market value	18.69%	57.32%	-45.67%	9.70%	29.68%	-5.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$325,899	$282,089	$221,155	$418,438	$406,295	$357,441
Ratios to Average Net Assets applicable to Common Shares:(e)
Total expenses, excluding interest expense and tax expense/benefit and net of fee waivers	1.59%	1.76%	1.79%	1.62%	1.69%	1.48%
Total expenses, excluding interest expense and tax expense/benefit and excluding fee waivers	1.63%	1.76%	1.79%	1.62%	1.69%	1.48%
Total expenses, including interest expense and tax expense/benefit and net of fee waivers	17.77%	26.32%	(28.34)%	9.40%	16.89%	8.41%
Total expenses, including interest expense and tax expense/benefit and excluding fee waivers	17.81%	26.32%	(28.34)%	9.40%	16.89%	8.41%
Interest expense	0.63%	1.23%	1.83%	2.13%	2.17%	1.02%
Current and deferred tax expense/(benefit)	15.55%	23.33%	(31.96)%	5.65%	13.03%	5.91%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(1.50)%	(2.14)%	(1.71)%	(0.62)%	0.55%	(0.37)%
Net investment income/(loss), including interest expense and tax expense/benefit	(17.69)%	(26.70)%	28.42%	(8.40)%	(14.66)%	(7.30)%
Portfolio Turnover Rate	3%	30%	22%	11%	21%	41%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$120,000	$110,263	$72,263	$175,000	$150,000	$150,000
Asset coverage per $1,000 of indebtedness(f)	$3,716	$3,558	$4,060	$3,391	$3,709	$3,383

*  Commencement of investment operations.

**  Less than $0.01.

(a)  Based on average shares outstanding during the period.

(b)  The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements under the heading "Unaudited Financial Statements for the Six Months ended May 31, 2010" for additional information.

(c)  Before deduction of offering expenses charged to capital.

(d)  Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

CAPITALIZATION

The following table sets forth the Fund's capitalization at May 31, 2010:

(i)  on a historical basis;

(ii)  on an as adjusted basis to reflect the issuance of an aggregate of 48,207 Common Shares pursuant to the Fund's Automatic Dividend Reinvestment Plan, and the application of the net proceeds from such issuances of Common Shares and the increase in the Fund's outstanding Borrowings by $10,000,000; and

(iii)  on an as further adjusted basis to reflect the assumed sale of 5,250,000 of Common Shares at a price of $         per share in an offering under this Prospectus Supplement and the accompanying Prospectus less the aggregate underwriting discount of $ and estimated offering expenses payable by the Fund of $ (assuming no exercise of the underwriters' over-allotment option).

	Actual (unaudited)	As Adjusted (unaudited)	As Further Adjusted (unaudited)
Short-Term Debt:
Borrowings	$120,000,000	$130,000,000	$
Common Shareholder's Equity:
Common shares of beneficial interest, par value $0.01 per share; (unlimited shares authorized, 19,973,405 shares issued and outstanding (actual), 20,021,612 shares issued and outstanding (as adjusted), and 25,271,612 shares issued outstanding (as further adjusted))	199,734	200,216
Additional paid-in capital	248,404,558	249,342,673
Net unrealized appreciation on investments, net of tax	101,290,285	101,290,285
Accumulated net realized gain on investments, net of tax	5,480,549	5,480,549
Accumulated net investment loss, net of tax	(29,476,302)	(29,476,302)
Net assets	325,898,824	326,837,421

USE OF PROCEEDS

The Fund estimates that the net proceeds to the Fund from this offering will be approximately $          million (or $           million if the underwriters exercise their over-allotment option to purchase additional Common Shares in full), after deducting underwriting discounts and commissions and estimated offering expenses borne by the Fund.

The Fund intends to invest the net proceeds of the offering in accordance with its investment objective and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objective and policies within three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to use proceeds for these purposes.

RECENT DEVELOPMENTS

In 2009 the SEC conducted examinations of the Adviser and the Sub-Adviser and in 2010 reported to the Adviser and Sub-Advisor that the SEC believed that certain deficiencies existed in procedures and disclosure relating to the management of a liquidated closed-end fund advised by the Adviser and sub-advised by the Sub-Adviser. In April 2010, SEC initiated an investigation of this liquidated closed-end fund and issued subpoenas to both the Adviser and Sub-Adviser, who have responded to these requests for information and continue to cooperate with this investigation. Based on current knowledge, both the Adviser and Sub-Adviser believe that this matter will be resolved without a material adverse effect to the financial condition of each of them, although there can be no assurance that this assessment will reflect the ultimate outcome of the pending matter.

MANAGEMENT OF THE FUND

Board of Trustees

Under the 1940 Act, a trustee is considered an Interested Trustee if they are an interested person of a principal underwriter of the Fund, including as a result of ownership of any securities issued by such principal underwriter or its parent company. Randall C. Barnes, Robert B. Karn III and Ronald A. Nyberg are Interested Trustees as a result of ownership of securities issued by the parent companies of one or more underwriters in this offering. Messrs. Barnes, Karn and Nyberg will cease to be Interested Trustees once the distribution of Common Shares in this offering is completed and such underwriters are no longer principal underwriters of the Fund.

Management Fees

Each of the Adviser and the Sub-Adviser has agreed to waive the advisory fees and sub-advisory fees, respectively, payable with respect to the assets attributable to Common Shares issued pursuant to the Fund's currently effective shelf registration statement, including the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus, for the first three months after such Common Shares are issued and to waive half of such advisory fees and sub-advisory fees payable with respect to assets attributable to such Common Shares for the next three months.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this Prospectus Supplement, the underwriters named below, for whom Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of Common Shares indicated below:

Name of Underwriter	Number of Common Shares
Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC
Total	5,250,000

The underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus Supplement if any such Common Shares are taken. However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters' over-allotment option described below.

The underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus Supplement and part to certain dealers at a price that represents a concession not in excess of $           per Common Share under the initial offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $           per Common Share to the other underwriters or to certain dealers. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the representatives. The underwriting discounts and commissions (sales load) of $           per common share are equal to 4.0% of the initial offering price. Investors must pay for any common shares purchased on or before August    , 2010.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus Supplement, to purchase up to an aggregate of 787,500 Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus Supplement, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table. If the underwriters' over-allotment option is exercised in full, the total price to the public would be $          , the total underwriters' discount and commissions (sales load) would be $          , the estimated offering expenses borne by the Fund would be $          , and the total proceeds to the Fund would be $          .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Estimated offering expenses	$	$	$	$
Proceeds, after expenses, to the Fund	$	$	$	$

The Adviser has incurred on behalf of the Fund all costs associated with the Fund's effective registration statement and this offering. The Fund has agreed to reimburse the Adviser for such expenses at a rate of 0.60% of the offering price of the Common Shares sold pursuant to the effective registration statement. In connection with this offering, the Fund will reimburse offering expenses incurred by the Adviser on its behalf in an amount up to the lesser of the Fund's actual offering costs or 0.60% of the total offering price of the Common Shares sold in the offering, which is expected to be $ ($ if the underwriters' over-allotment option is exercised in full).

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE under the trading or "ticker" symbol "FMO".

The Fund, officers of the Fund, and the Adviser and the Sub-Adviser have agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC, on behalf of the underwriters, they will not, during the period ending 90 days after the date of this prospectus:

•  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

•  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares; or

•  file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, other than a registration statement which allows for delayed offerings of Common Shares pursuant to Rule 415 under the Securities Act, provided that no such registration statement may be filed until the close of business on              , 2010 and that no offers or sales from such registration statement may be made during the 90-day restricted period;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. Notwithstanding the foregoing, if (i) during the last 17 days of the 90-day restricted period, the Fund issues an earnings release or announce material news or a material event relating to the Fund; or (ii) prior to the expiration of the 90-day restricted period, the Fund announces that we will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. The Fund's lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan after the date hereof.

In order to facilitate the offering of the Common Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares. The underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this Prospectus Supplement). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund anticipates that the representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of portfolio transactions for the Fund after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser, the Sub-Adviser and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates, the Adviser and its affiliates and the Sub-Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of Common Shares, or the possession, circulation or distribution of this Prospectus Supplement and the accompanying Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus Supplement and the accompanying Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $           per share is equal to 4.0% of gross proceeds.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of Common Shares. Certain legal matters will be passed on by Davis Polk & Wardwell LLP, New York, New York, as special counsel to the underwriters in connection with the offering of Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund. The Fund's audited financial statements appearing in the Fund's annual report to shareholders for the period ended November 30, 2009, including accompanying notes thereto and the report of Ernst & Young LLP thereon, have been incorporated by reference in the SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

UNAUDITED FINANCIAL STATEMENTS FOR THE
SIX MONTHS ENDED MAY 31, 2010

PORTFOLIO OF INVESTMENTS
MAY 31, 2010 (UNAUDITED)

Number of Shares		Value
	Master Limited Partnerships and MLP Affiliates — 151.4%
	Coal — 4.4%
156,800	Alliance Resource Partners, L.P.	$7,126,560
217,270	Natural Resource Partners L.P.	4,869,021
140,000	Penn Virginia GP Holdings, L.P.	2,499,000
		14,494,581
	Consumer Discretionary — 1.0%
162,680	StoneMor Partners L.P. (a)	3,230,825
	Marine Transportation — 0.7%
112,700	Teekay Offshore Partners L.P. (Marshall Islands)	2,205,539
	Midstream Gas Infrastructure — 71.2%
673,082	Boardwalk Pipeline Partners, LP (a)	18,745,334
891,587	Copano Energy, L.L.C. (a)	21,870,629
627,095	DCP Midstream Partners, LP (a)	18,750,140
545,054	El Paso Pipeline Partners, L.P. (a)	15,038,040
644,450	Energy Transfer Equity, L.P. (a)	19,816,837
329,237	Energy Transfer Partners, L.P. (a)	14,519,352
1,704,101	Enterprise Products Partners L.P. (a)	57,257,794
117,585	Exterran Partners, L.P.	2,404,613
83,225	MarkWest Energy Partners, L.P.	2,435,996
377,035	ONEOK Partners, L.P.	22,588,167
325,800	Regency Energy Partners LP	7,493,400
98,215	Targa Resources Partners LP	2,224,570
285,550	TC PipeLines, LP	10,856,611
484,300	Williams Partners L.P.	18,049,861
		232,051,344
	Midstream Oil Infrastructure — 54.6%
618,502	Enbridge Energy Partners, L.P. (a)	30,782,844
397,205	Genesis Energy, L.P. (a)	7,022,584
233,870	Global Partners LP (a)	4,981,431
235,825	Holly Energy Partners, L.P. (a)	9,482,523
712,318	Kinder Morgan Management, LLC (a) (b) (c)	39,455,294
662,726	Magellan Midstream Partners, L.P. (a)	29,014,144
248,105	NuStar Energy L.P. (a)	13,692,915
607,851	Plains All American Pipeline, L.P. (a)	34,987,904
130,385	Sunoco Logistics Partners L.P. (a)	8,579,333
		177,998,972
	Oil and Gas Production — 4.5%
389,212	EV Energy Partners, L.P. (a)	11,392,235
133,346	Pioneer Southwest Energy Partners L.P. (a)	3,225,640
		14,617,875

See notes to financial statements.

UNAUDITED FINANCIAL STATEMENTS FOR THE
SIX MONTHS ENDED MAY 31, 2010

PORTFOLIO OF INVESTMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

Number of Shares		Value
	Propane — 15.0%
517,600	Inergy Holdings, L.P. (a)	$37,474,240
308,711	Inergy, L.P. (a)	11,277,213
		48,751,453
	Total Master Limited Partnerships and MLP Affiliates (Cost $286,841,051)	493,350,589
	Common Stocks — 1.8%
	Oil and Gas Production — 1.8%
756,923	Abraxas Petroleum Corp. (b)	1,983,138
1,513,847	Abraxas Petroleum Corp. (b) (d) (e)	3,947,230
	(Cost $7,406,661)	5,930,368
	Other Equity Securities — 0.0%
	Coal — 0.0%
1,145,621	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	—
123	Clearwater GP Holding Co. (b) (d) (e) (f)	—
	(Cost $23,111,552)	—
	Incentive Distribution Rights — 0.0%
43	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	—
	(Cost $0)
	Warrants — 0.0%
114,230	Abraxas Petroleum Corp. (b) (d) (e)	72,769
9,499	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	—
	(Cost $0)	72,769
Principal Amount		Value
	Term Loans — 0.1%
$1,237,397	Clearwater Subordinate Note, 12/03/09, NR (b) (d) (e) (f) (Cost $1,237,397)	408,341
	Long Term Investments — 153.3%
	(Cost 318,596,661)	499,762,067
	Short Term Investments — 2.3%
	Money Market Fund — 2.3%
7,366,281	Dreyfus Treasury & Agency Cash Management — Investor Shares (Cost $7,366,281)	7,366,281
	Total Investments — 155.6% (Cost $325,962,942)	507,128,348
	Borrowings Outstanding — (36.8% of Net Assets or 23.7% of Total Investments)	(120,000,000)
	Liabilities in excess of Other Assets — (18.8%)	(61,229,524)
	Net Assets — 100.0%	$325,898,824

See notes to financial statements.

UNAUDITED FINANCIAL STATEMENTS FOR THE
SIX MONTHS ENDED MAY 31, 2010

PORTFOLIO OF INVESTMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

LLC  Limited Liability Company

L.P.  Limited Partnership

MLP  Master Limited Partnership

NR  Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poor's.

(a)  All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. The total amount segregated is $299,588,157.

(b)  Non-income producing security.

(c)  While non-income producing, security makes regular in-kind distributions.

(d)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, restricted securities aggregate market value amounted to $4,428,340 or 1.4% of net assets. See Note 10 to Financial Statements for additional disclosure.

(e)  Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $4,428,340 which represents 1.4% of net assets.

(f)  Company has filed for protection in federal bankruptcy court.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2010 (UNAUDITED)

Assets
Investments in securities, at value (cost $325,962,942)	$507,128,348
Current tax receivable	72,016
Other assets	32,096
Total assets	507,232,460
Liabilities
Borrowings	120,000,000
Net deferred tax liability	55,601,132
Net unrealized depreciation on interest rate swaps	5,133,141
Advisory fee payable	365,950
Interest due on borrowings	24,167
Administration fee payable	8,846
Custodian bank	590
Accrued expenses and other liabilities	199,810
Total liabilities	181,333,636
Net Assets	$325,898,824
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,973,405 shares issued and outstanding	$199,734
Additional paid-in capital	248,404,558
Net unrealized appreciation on investments and swaps, net of tax	101,290,285
Accumulated net realized gain on investments and swaps, net of tax	5,480,549
Accumulated net investment loss, net of tax	(29,476,302)
Net Assets	$325,898,824
Net Asset Value (based on 19,973,405 common shares outstanding)	$16.32

See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2010 (UNAUDITED)

Investment Income
Distributions from master limited partnerships	$15,812,752
Less: Return of capital distributions	(15,746,079)
Total investment income		$66,673
Expenses
Advisory fee	2,158,980
Professional fees	109,462
Trustees' fees and expenses	88,386
Fund accounting	53,896
Printing expense	51,872
Administration fee	50,659
Miscellaneous	34,974
Custodian fee	32,370
Insurance	13,781
NYSE listing fee	11,136
Transfer agent fee	9,698
Interest expense and fees on borrowings	1,012,083
Total expenses		3,627,297
Advisory fees waived		(71,452)
Net expenses		3,555,845
Net investment loss before taxes		(3,489,172)
Deferred tax benefit		2,117,188
Current tax expense		(698,067)
Net investment loss		(2,070,051)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		114,885
Net realized gain/(loss) on swaps		(1,737,859)
Deferred tax benefit		660,099
Net realized gain/(loss) on investments		(962,875)
Net change in unrealized appreciation on investments before taxes		65,363,894
Net change in unrealized appreciation on swaps		1,005,520
Deferred tax expense		(26,993,869)
Net unrealized appreciation on investments and swaps		39,375,545
Net realized and unrealized gain/(loss) on investments and swaps		38,412,670
Net Increase in Net Assets Resulting from Operations		$36,342,619

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2010 (unaudited)	For the Year Ended November 30, 2009
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(2,070,051)	$(4,706,685)
Net realized gain/(loss)	(962,875)	(14,241,532)
Net change in unrealized appreciation/(depreciation)	39,375,545	98,154,374
Net increase/(decrease) in net assets resulting from operations	36,342,619	79,206,157
Distributions to Common Shareholders
Return of capital	(13,146,212)	(25,989,000)
	(13,146,212)	(25,989,000)
Capital Share Transactions
Net proceeds from common shares issued through add-on offering	18,932,921	4,330,730
Net proceeds from common shares issued through dividend reinvestment	1,797,348	3,412,685
Common share offering costs charged to paid-in capital	(116,510)	(26,651)
Net increase from capital share transactions	20,613,759	7,716,764
Total increase/(decrease) in net assets	43,810,166	60,933,921
Net Assets
Beginning of period	282,088,658	221,154,737
End of period (including accumulated net investment losses of $29,476,302 and $27,406,251, respectively, net of tax)	$325,898,824	$282,088,658

See notes to financial statements.

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2010 (UNAUDITED)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$36,342,619
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating and Investing Activities:
Net change in unrealized appreciation on investments and swaps before taxes	(66,369,414)
Net realized gain on investments before taxes	(114,885)
Purchases of long-term investments	(50,105,291)
Proceeds from sale of long-term investments	15,450,613
Net proceeds of short-term investments	7,682,185
Decrease in receivable for investments sold	849,648
Decrease in receivable for fund shares sold	569,482
Decrease in current tax receivable	(32,843)
Decrease in interest receivable	69
Increase in other assets	(21,310)
Increase in deferred tax liability	24,216,582
Decrease in payable for investments purchased	(1,284,410)
Decrease in interest due on borrowings	(164,425)
Increase in advisory fee payable	51,651
Increase in administration fee payable	1,301
Decrease in offering cost payable	(26,651)
Increase in accrued expenses and other liabilities	7,444
Return of capital distributions received from investee companies	15,746,079
Investee companies bankruptcy reorganization fees	(3,873)
Increase in due to custodian payable	590
Net Cash Used by Operating Activities	$(17,204,839)
Cash Flows From Financing Activities:
Net proceeds from issuance of common shares	18,932,921
Proceeds from borrowings	9,737,292
Distributions to Common Shareholders	(11,348,864)
Offering expenses in connection with common shares issued through add-on offering	(116,510)
Net Cash Provided by Financing Activities	17,204,839
Net change in cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,176,508
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$1,436,605
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$853,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,797,348

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED)

Note 1 — Organization:

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. On October 15, 2009, the Fund's prospectus for the offering of additional shares became effective. This offering ("add-on offering") allows for the issuance of up to an additional $125,000,000 of common shares.

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 — Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter ("OTC") market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820") (formerly known as the Statement of Financial Accounting Standard ("FAS") No. 157), ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2010:

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Master Limited Partnerships	$493,351	$—	$—	$493,351
Common Stocks	1,983	3,947	—	5,930
Other Equity Securities	—	—	—	—
Incentive Distribution Rights	—	—	—	—
Warrants	—	73	—	73
Term Loans	—	—	408	408
Money Market Fund	7,366	—	—	7,366
Total	$502,700	$4,020	$408	$507,128
Liabilities:
Derivatives	$—	$5,133	$—	$5,133
Total	$—	$5,133	$—	$5,133
Level 3 holdings
Beginning Balance at 11/30/09
Other Equity Securities				$—
Incentive Distribution Rights				—
Warrants				—
Term Loans				433
Total Realized Gain/Loss				—
Change in Unrealized Gain/Loss
Other Equity Securities				—
Incentive Distribution Rights				—
Term Loans				(25)
Net Purchases and Sales				—
Net Transfers In/Out				—
Warrants				—
Ending Balance at 5/31/10
Other Equity Securities				—
Incentive Distribution Rights				—
Warrants				—
Term Loans				408
Total Level 3 holdings				$408

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations. Net unrealized gains/losses relate to those investments held by the Fund at May 31, 2010.

b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the period ended May 31, 2010, the Fund estimated 99.6% of its distributions from MLPs as return of capital and 0.4% of its distributions from MLPs as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2011.

Note 3 — Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC ("FAMCO" or the "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

The Fund agreed to waive the advisory fees on all shares issued through the add-on offering for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $71,452 were waived for the period ended May 31, 2010. See Note 8 for additional information regarding the add-on offering.

On October 15, 2009, Guggenheim Partners LLC, ("Guggenheim"), a global diversified financial services firm, and Claymore Group Inc., parent of the Adviser, announced the completion of a previously announced merger. The closing of this transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

Guggenheim. The transaction has not affected the daily operations of the Fund or the investment activities or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, the consummation of the transaction resulted in the automatic termination of the Fund's advisory & sub-advisory agreements. On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and a new investment sub-advisory agreement among the Fund, the Adviser and FAMCO (the "New Sub-Advisory Agreement" and together with the New Advisory Agreement, the "New Agreements") and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. On February 2, 2010, shareholders of the Fund approved the New Agreements on behalf of the Fund. The New Agreements have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 — Federal Income Taxes:

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund's regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2010 is as follows:

Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation on investments	Net tax unrealized depreciation on derivatives
$294,257,364	$225,724,779	$(12,853,795)	$212,870,984	$(1,005,520)

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, ("ASC 740") (formerly known as Statement of Financial Accounting Standard ("FAS") No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund's income tax provision consists of the following:

Current tax expense	$698,067
Deferred federal income tax expense	19,526,714
Deferred state income tax expense	4,689,868
Total current and deferred tax expense	$24,914,649

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$21,440,044	35.00%
State income taxes	3,321,605	5.42%
Foreign income taxes	153,000	0.25%
Total	$24,914,649	40.67%

Components of the Fund's deferred tax assets and liabilities as of May 31, 2010, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss carryforward	$15,693,263
Deferred tax benefit on capital loss carryforward	18,104,106
Valuation allowance	(5,021,355)
Deferred tax asset	$28,776,014
Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(84,377,146)
Net deferred tax liability	$(55,601,132)

At November 30, 2009 (the most recent fiscal year end for federal income tax purposes), the Fund had a remaining net operating loss carryforward of $38,630,545. The net operating loss carryforward is set to expire as

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

follows: $15,066,691 in 2026, $10,333,986 in 2027 and $13,229,868 in 2029. At November 30, 2009 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $26,609,957. If not utilized, the capital loss carryforward will expire November 30, 2014.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund's forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. As of May 31, 2010, and November 30, 2009, 2008, 2007 and 2006, a valuation allowance for state income tax purposes of $889,410, $1,138,993, $652,188, $1,665,241 and $675,523, respectively, was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund's net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 — Investments in Securities:

For the period ended May 31, 2010, purchases and sales of investments, excluding short-term securities, were $50,105,291 and $15,450,613, respectively.

Note 6 — Derivatives:

The Fund adopted ASC 815, Derivatives and Hedging ("ASC 815") (formerly known as FAS No. 161). ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund's custodian bank.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the period ended May 31, 2010, in order to hedge its exposure to short-term rates paid on its credit facility. As of May 31, 2010, the Fund had swaps with a total notional value of $120,000,000 outstanding. Details of the swap agreements outstanding as of May 31, 2010, were as follows:

Counterparty	Termination Date	Notional Amount ($000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	01/30/2011	$30,000	3.05%	1-Month LIBOR	$(792,928)
Merrill Lynch	01/30/2013	$30,000	3.49%	1-Month LIBOR	(2,016,555)
Morgan Stanley	02/07/2011	$30,000	2.92%	1-Month LIBOR	(740,033)
Morgan Stanley	03/19/2013	$30,000	3.13%	1-Month LIBOR	(1,583,625)
					$(5,133,141)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $5,133,141 is presented as a liability on the Statement of Assets and Liabilities.

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended May 31, 2010.

Effect of Derivative Instruments Before Taxes on the Statement of Operations for the period ended May 31, 2010:
(Values in $000s)
Amount of Realized Gain/(Loss) on Derivatives Before Taxes
Swaps
Interest Rate Risk	$(1,738)
Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes
Swaps
Interest Rate Risk	$1,006

The Fund did not enter into any new swap agreements during the period ended May 31, 2010.

Note 7 — Borrowings:

On September 30, 2008, the Fund entered into a $155,000,000 credit facility agreement. The Fund incurred an issuance cost of 0.25% on the credit facility. Interest on the amount borrowed was based on the 3-month

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

LIBOR plus 1.50%. On August 3, 2009, the credit facility total was reduced to $120,000,000. An unused fee of 1.15% was charged on the difference between the total credit facility and the amount borrowed. Effective May 14, 2010, interest on the amount borrowed was reduced to the 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. At May 31, 2010, there was $120,000,000 outstanding in connection with the Fund's credit facility.

The average daily amount of borrowings on the credit facility during the period ended May 31, 2010, was $111,760,753 with a related weighted average interest rate of 1.79%, inclusive of the program fees. The maximum amount outstanding during the period ended May 31, 2010, was $120,000,000.

Note 8 — Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,973,405 issued and outstanding.

Transactions in common shares were as follows:

	Period Ended May 31, 2010	Year Ended November 30, 2009
Beginning shares	18,807,181	18,285,742
Shares issued through dividend reinvestment	99,324	246,739
Common shares issued through add-on offering	1,066,900	274,700
Ending shares	19,973,405	18,807,181

On November 6, 2009, the Fund entered into an add-on offering sales agreement among the Fund, the Adviser and Cantor Fitzgerald & Co. to offer and sell up to an additional $125,000,000 of common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. As of May 31, 2010, the Fund had no pending subscriptions.

The Advisor has paid the costs associated with this offering of shares and will be reimbursed by the Fund up to 0.60% of the value of each share sold under this program, up to the lesser of the costs incurred or $400,000. Through May 31, 2010, the Fund paid $143,610 associated with the add-on offering.

Note 9 — Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 — Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund's Board of Trustees. As of May 31, 2010, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/ Par	Current Cost	Fair Market Value	Price at Acquisition Date (unrestricted)***			5/31/2010 Price
Abraxas Petroleum Corp.	10/05/2009	756,923	$2,468,886	$1,978,842		$1.75		$2.6143
Abraxas Petroleum Corp.	10/05/2009	756,924	$2,468,889	$1,968,388		$1.75		$2.6005
Abraxas Petroleum Corp.*	05/25/2007	114,230	$—	$72,769		$—		$0.6370
Clearwater GP Holding Co.	02/29/2008	123	$199,129	$—		$1,252.03		$—
Clearwater Natural Resources, L.P.*	01/13/2009	9,499	$—	$—		$—		$—
Clearwater Natural Resources, L.P.**	08/01/2005	43	$—	$—		$—		$—
Clearwater Natural Resources, L.P.	08/01/2005	892,857	$17,857,143	$—	$	N	A	$—
Clearwater Natural Resources, L.P.	10/02/2006	252,764	$5,055,280	$—	$	N	A	$—
Clearwater Subordinate Note	07/08/2008	$212,000	$212,000	$69,960		$100.00		$33.00
Clearwater Subordinate Note	08/06/2008	$212,000	$212,000	$69,960		$100.00		$33.00
Clearwater Subordinate Note	09/29/2008	$759,880	$759,880	$250,760		$100.00		$33.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$17,661		$100.00		$33.00
Total			$29,286,724	$4,428,340

*  Warrants

**  Incentive Distribution Rights

***  Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 — Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010 (UNAUDITED) CONTINUED

Note 12 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued an Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Note 13 — Subsequent Events:

Subsequent to May 31, 2010, the Fund declared a quarterly dividend of $0.335 per share. This dividend is payable on July 30, 2010, to shareholders of record on July 15, 2010.

BASE PROSPECTUS

$101,137,000

Fiduciary/Claymore MLP Opportunity Fund

Common Shares

Investment Objective. Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined in this Prospectus) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Investment Parameters. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined in this Prospectus) in MLP entities and invests at least 65% of its Managed Assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, including up to 20% of its Managed Assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

Offering. The Fund may offer, from time to time, up to $101,137,000 aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), in one or more offerings. The Fund may offer Common Shares in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.

The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See "Plan of Distribution."

Tax Status. Because of the Fund's concentration in MLP investments, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Instead, the Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

(continued on following page)

Investing in the Fund's Common Shares involves certain risks that are described in the "Risks" section beginning on page 53 of this Prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated August 5, 2010

(continued from previous page)

Adviser and Sub-Adviser. The Fund's investment adviser is Claymore Advisors, LLC (the "Adviser"). Fiduciary Asset Management, LLC ("FAMCO" or the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio of securities.

Common Shares. The Fund's currently outstanding Common Shares are, and the Common Shares offered in this Prospectus will be, listed on the New York Stock Exchange (the "NYSE") under the symbol "FMO". The net asset value of the Common Shares at the close of business on July 30, 2010 was $18.17 per share, and the last sale price of the Common Shares on the NYSE on such date was $20.50. See "Market and Net Asset Value Information."

Financial Leverage. The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings") or through a combination of Preferred Shares and Borrowings (collectively "Financial Leverage"). The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. pursuant to which the Fund may borrow up to $130 million. On November 30, 2009, outstanding Borrowings under the committed facility agreement were approximately $110.3 million, which represented 28.1% of the Fund's Managed Assets as of such date. See "Use of Financial Leverage" and "Description of Capital Structure—Borrowings."

You should read this Prospectus, which contains important information about the Fund, together with any Prospectus Supplement, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated August 5, 2010, (the "SAI") containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 88 of this Prospectus, or request other information about the Fund (including the Fund's annual and semi-annual reports) or make shareholder inquiries by calling (888) 991-0091 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov). Free copies of the Fund's reports and the SAI also are available from the Fund's website at www.claymore.com/fmo.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares. You should carefully read the more detailed information contained in this Prospectus, any related Prospectus Supplement and the Statement of Additional Information, dated August 5, 2010 (the "SAI"), especially the information set forth under the headings "Investment Objective and Policies" and "Risks."

The Fund    Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. The Fund's investment adviser is Claymore Advisors, LLC (the "Adviser"). Fiduciary Asset Management, LLC ("FAMCO" or the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio of securities. The Fund's common shares of beneficial interest, par value $0.01 per share, are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" throughout this Prospectus.

The Offering    The Fund may offer, from time to time, up to $101,137,000 aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").

  The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time, or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement describing the method and terms of the offering of Common Shares. See "Plan of Distribution."

Use of Proceeds    Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of any such offering. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for these purposes.

Investment Objective and
Policies    The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The "total return" sought by the Fund includes appreciation in the net asset value of the Fund's Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. There can be no assurance that the Fund will achieve its investment objective.

  The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined below) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

Portfolio Investment
Parameters    Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined below) in MLP entities, and invests at least 65% of its Managed Assets in equity securities of MLP entities. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. "MLP Affiliates" includes affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. "Equity securities" of MLP entities include MLP common units, MLP subordinated units, MLP general partner interests, MLP preferred units and equity securities of MLP Affiliates, including I-Shares. The market capitalization of equity securities of particular MLP entities currently ranges from approximately $90 million to $16 billion. However, the Fund may invest in equity securities of MLP entities without regard for their market capitalization. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. For as long as the word "MLP" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLP entities.

  The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

  The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.

  The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

  The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than MLP entities.

The Fund's Investments    Master Limited Partnerships. An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

  MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

  MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the NASDAQ Stock Market (the "NASDAQ"). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to subordinated unit holders or incentive distributions may be paid to the general partner.

  MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

  MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

  I-Shares. I-Shares represent an ownership interest issued by an MLP Affiliate. The MLP Affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.

  General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

  Equity Securities of MLP Affiliates and Other Equity Securities. The Fund may invest in (i) equity securities issued by MLP Affiliates, including the general partners of MLPs, and (ii) equity securities of issuers other than MLP entities, including common stocks of issuers engaged primarily in the energy, natural resources and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

  Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. "Restricted securities" are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.

  In connection with its investments in restricted securities generally, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such an investment may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP entity or sold to or merged with an existing MLP entity in the future.

  Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.

  Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

  Energy Sector Investments. Many MLP entities operate within the energy sector. Therefore, a substantial portion of the MLP entities in which the Fund may invest are engaged primarily in the energy sector of the economy. Energy sector MLP entities in which the Fund may invest engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

  Other Sector Investments. The Fund may invest in MLP entities in the natural resources and real estate sectors and may invest in MLP entities operating in any other sector of the economy. MLP entities and other companies operating in the natural resources sector include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. MLP entities and other companies operating in the real estate sector include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

  Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stocks and MLP common units, in the Fund's portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security. Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before (depending on the type of option) a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may not sell "naked" call options, i.e. options representing more shares of the security than are held in the portfolio. The Fund anticipates that it may employ its option strategy on a consistent and on-going basis, although it expects that the Fund may pursue such strategy to a greater extent during the period in which the Fund is investing the proceeds from this offering in securities of MLP entities.

  Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs," and may include unsponsored or unregistered depositary receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

  Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

  Strategic Transactions. The Fund may, but is not required to, use various strategic transactions in futures, options and other derivatives contracts (other than the covered call option strategy described above) for purposes such as to seek to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management practices and are regularly used by many investment companies and other institutional investors. Such transactions entail certain execution, market, liquidity, hedging and tax risks. See "Risks—Derivatives Risks."

Use of Financial Leverage    The Fund may seek to enhance the level of the Fund's current distributions through the use of financial leverage. The Fund may leverage through the issuance of preferred shares ("Preferred Shares''). The Fund may also borrow or issue debt securities ("Borrowings,'' and collectively with the Preferred Shares, "Financial Leverage''). The amounts of the Fund's Financial Leverage outstanding may vary over time and such amounts will be reported in the Fund's audited and unaudited financial statements contained in the Fund's annual and semi-annual reports to shareholders. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., pursuant to which the Fund may borrow up to $130 million. On November 30, 2009, outstanding Borrowings under the committed facility agreement were approximately $110.3 million, which represented 28.1% of the Fund's Managed Assets as of such date. The issuance of additional Common Shares would enable the Fund to increase the amount of Financial Leverage while maintaining the percentage of the Fund's Managed Assets attributable to Financial Leverage. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also borrow for temporary purposes, such as the settlement of transactions, in accordance with the limits imposed by the 1940 Act. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed. See "Use of Financial Leverage'' and "Risks—Financial Leverage Risk.'' As used in this Prospectus, the term "Managed Assets" includes any assets attributable to the proceeds of Financial Leverage.

Advantages over Direct Investment in MLP Entities    The Fund has been structured to seek to provide an efficient vehicle through which the Fund's shareholders may invest in a portfolio of publicly traded securities of MLP entities. An investment in the Fund offers investors several advantages as compared to direct investments in MLP entities, including the following:

  •  The Fund allows shareholders to invest, through a single investment vehicle, in a portfolio that includes a number of MLP entities.

  •  The Fund may purchase securities of MLP entities through direct placements. Purchasing restricted or unrestricted securities of MLP entities through direct placements may offer the potential for increased returns as compared to purchasing securities of MLP entities through open market transactions. Such opportunities, however, are typically available only to institutional investors, such as the Fund.

  •  Common Shareholders will receive a single IRS Form 1099. Direct investors in MLPs receive an IRS Schedule K-1 from each MLP in which they are invested.

  •  An investment in the Fund will not cause a shareholder to be required to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners of the MLP and may be required to file state income tax returns in each state in which the MLP operates.

  •  Common Shareholders are not limited by the passive activity loss rules in their ability to use any losses resulting from their purchase and sale of Common Shares to offset other gains. The passive activity loss rules limit the ability of certain direct investors in MLPs to use their allocable share of any losses generated by an MLP.

  •  For Common Shareholders who are tax-exempt investors, including employee benefit plans and IRA accounts, distributions received from the Fund will generally not be treated as unrelated business taxable income ("UBTI") unless such investor's Common Shares are debt-financed. Income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

  •  Subject to certain holding period and other requirements, distributions by the Fund that are taxable as dividends (i.e., distributions out of the Fund's current or accumulated earnings and profits) will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning on or before December 31, 2010, will be treated as "qualified dividend income" for shareholders taxed as individuals.

  Common Shareholders will bear the Fund's operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Tax Considerations    The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Because of the Fund's concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.

  The types of MLPs in which the Fund intends to invest historically have made cash distributions to their limited partners in excess of the amount of their taxable income allocable to their limited partners. This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. The portion, if any, of the cash distributions received by the Fund with respect to its investment in the equity securities of an MLP that exceeds the Fund's allocable share of the MLP's net taxable income will not be treated as taxable income to the Fund, but rather will be treated as a return of capital to the extent of the Fund's basis in such MLP equity securities.

  The Fund expects to pay cash distributions to its shareholders in excess of the Fund's taxable income. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Subject to certain holding period and other requirements, any such dividend will be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The favorable U.S. federal tax treatment of certain ordinary income dividends as "qualified dividend income" is set to expire for tax years beginning on or after January 1, 2011, unless further Congressional action is taken. If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder's tax basis in the Common Shares (thus reducing a shareholder's adjusted tax basis in the Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. The Fund expects that a significant portion of its distributions on its Common Shares will constitute a tax-deferred return of capital. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the Common Shares sold. See "U.S. Federal Income Tax Considerations."

Distributions    The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital.

  If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described herein. Consult your financial adviser for more information. See "Automatic Dividend Reinvestment Plan."

Management of the Fund    Claymore Advisors, LLC serves as the Fund's investment adviser, pursuant to an investment advisory agreement with the Fund. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

  Fiduciary Asset Management, LLC serves as the Fund's investment sub-adviser, pursuant to a sub-advisory agreement with the Fund and the Adviser. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

Listing and Symbol    The Common Shares of the Fund are listed on the NYSE under the symbol "FMO."

Special Risk Considerations    Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

  Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

  Tax Risks of Investing in Equity Securities of MLPs. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's distributions that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders.

  The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax asset or liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax asset or liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund's deferred tax assumptions for purposes of computing the Fund's net asset value per share, which would result in an immediate reduction of the Fund's net asset value per share.

  Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests. In addition, the favorable U.S. federal tax treatment of certain qualified dividends is set to expire for taxable years beginning on or after January 1, 2011, unless further Congressional action is taken. If no action is taken, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates (i.e., up to 39.6%). Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are scheduled to increase to 20% for taxable years beginning after December 31, 2010.

  Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

  Equity Securities Risk. A substantial percentage of the Fund's assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP Affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

  MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

  I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units.

  Concentration Risk. Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, the Fund may be more susceptible to risks associated with such sectors. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

  Energy Sector Risks. Many MLP entities operate within the energy sector. Therefore, the Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and companies operating in the energy sector, including the following:

  Commodity Price Risk. MLP entities and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices may be influenced by changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The long-term impact on commodity prices of the recent West Virginia coal mine disaster and Deepwater Horizon oil spill and the reactions thereto is not yet known.

  Supply and Demand Risk. MLP entities and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. MLP entities and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

  Depletion Risk. MLP entities and other energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

  Regulatory Risk. The energy sector is highly regulated. MLP entities and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLP entities and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLP entities and other companies operating in the energy sector. MLP entities may be adversely affected by additional regulatory requirements enacted in response to the recent West Virginia coal mine disaster and Deepwater Horizon oil spill. While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by MLPs operating in various sectors.

  Environmental Risk. There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act ("RCRA") and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), also known as "Superfund," and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. In the wake of a Supreme Court decision holding that the Environmental Protection Agency ("EPA") has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund's investments. Increased environmental regulations may be enacted in response to the recent Deepwater Horizon oil spill, although the nature of such regulations cannot be predicted at this time.

  Acquisition Risk. Energy sector MLP entities owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLP entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLP entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

  Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLP entities and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLP entities and other companies operating in the energy sector in which the Fund invests. Rising interest rates may also impact the price of the securities of MLP entities and other companies operating in the energy sector as the yields on alternative investments increase.

  Weather Risks. Weather plays a role in the seasonality of some MLP Entities' cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities' insurance premiums.

  Catastrophic Event Risk. MLP entities and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector. MLP entities and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

  2011 U.S. Federal Budget. The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLP entities in which the Fund invests and/or the energy sector generally.

  Industry Specific Risks. MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

  Midstream. Midstream MLPs entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

  Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

  Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

  Propane. Propane MLP entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

  Coal. MLPs entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

  Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

  Other Sector Risks. The Fund also may invest in securities of MLP entities in the natural resources sector and the real estate sector, among other sectors, which may subject the Fund to additional risks associated with investments in those sectors.

  Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in MLP entities and other companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

  Real Estate Sector Risks. The Fund may invest in MLP entities or other companies operating in the real estate sector, which may develop land; own or manage residential, commercial and undeveloped properties; own mortgage securities; and provide financing to owners and developers of multi-family housing or other real estate or building ventures. To the extent that the Fund invests in securities of MLP entities and other companies operating in the real estate sector, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Changes in interest rates or inflation may adversely affect the value of investments in the real estate sector. Other factors such as catastrophic events; lack of adequate insurance; and environmental issues may contribute to the risks in a real estate investment.

  Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

  Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

  Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings ("IPOs") are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund's investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

  Risks Associated with a Private Investment in Public Equity Transactions. Investors in private investment in public equity ("PIPE") transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

  Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of

MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

  Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

  Liquidity Risk. MLP common units and equity securities of MLP Affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

  Valuation Risk. Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of certain MLP entities and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis of the Fund's assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

  The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share.

  Interest Rate Risk. Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund's investment in such securities if market interest rates rise.

  During periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

  In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

  Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

  Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody's; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

  Portfolio Turnover Risk. The Fund's portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund's investment decisions. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

  Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversly affect the net return on such investments. The Fund's investments in securities of foreign issuers may consist of investments in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

  Derivatives Risk. In addition to the risks associated with the option strategies described above, the Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call option writing strategy and put option writing strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

  Market Discount Risk. The Fund's Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund's Common Shares have recently traded at a substantial premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of the Fund's investment activities. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund's then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

  Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund's control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.

  Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund's per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of holders of Common Shares, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund's then-current NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See "Description of Capital Structure—Common Shares—Issuance of Additional Common Shares."

  Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.

  Royalty Trust Risk. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.

  Financial Leverage. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

  Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

  It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

  Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

  Recent economic and market event have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund's leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

  Competition Risk. Since the time of the Fund's initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.

  Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

  Affiliated Transaction Restrictions. From time to time, the Fund may "control" or may be an "affiliate", each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its outstanding voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

  Delay in Investing the Proceeds of this Offering. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP entities and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP entities or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

  Non-Diversified Status. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund's assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 75 publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.

  Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's sub-adviser, responsible for management of the Fund's portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

  Terrorism and Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of MLP entities and other companies in the energy and natural resources sectors in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

  Recent Market and Economic Developments. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

  The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

  The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund's portfolio. The Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

  Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was singed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.

Anti-Takeover Provisions in the Fund's Governing Documents    The Fund's Agreement and Declaration of Trust and Bylaws (the "Governing Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents" and "Risks—Anti-Takeover Provisions."

Custodian, Administrator and Transfer Agent    The Bank of New York Mellon serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

  The Bank of New York Mellon serves as the Fund's, dividend disbursing agent, agent under the Fund's Automatic Dividend Reinvestment Plan (the "Plan Agent"), transfer agent and registrar with respect to the Common Shares of the Fund.

  Claymore Advisors, LLC serves as the Fund's administrator. Pursuant to an administrative agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of November 30, 2009 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (2)	None

Percentage of Net Assets Attributable to Common Shares (3)
Annual Expenses
Management Fees (4)	1.39%
Interest Payments on Borrowed Funds (5)	0.73%
Other Expenses (6)	0.31%
Current Income Tax Expense	0.13%
Deferred Income Tax Expense (7)	19.49%
Total Annual Expenses (8)	22.05%

(1)  If Common Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)  Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(3)  Based upon net assets attributable to common shares as of November 30, 2009.

(4)  The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to Financial Leverage). The fee shown above is based upon outstanding Financial Leverage of 28% of the Fund's Managed Assets. If Financial Leverage of more than 28% of the Fund's Managed Assets is used, the management fees shown would be higher.

(5)  Based upon the Fund's outstanding Borrowings as of November 30, 2009 of approximately $110.3 million and the borrowing rate on the facility as of November 30, 2009, of 1.76%. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., pursuant to which the Fund may borrow up to $130 million.

(6)  Other expenses are estimated based upon those incurred during the fiscal year ended November 30, 2009. Other expenses do not include income or expense/(benefit) related to realized or unrealized investment gains or losses.

(7)  For the fiscal year ended November 30, 2009, the Fund accrued approximately $55.0 million in net deferred tax expense primarily related to unrealized appreciation on investments. Deferred income tax expense represents an estimate of the Fund's potential tax expense if it were to recognize the unrealized appreciation/depreciation of portfolio assets that occurred during the fiscal year ended November 30, 2009, based on the market value and basis of the Fund's assets as of November 30, 2009. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund's net investment gains/losses and realized and unrealized gains/losses on investments and such expenses may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains/losses are realized, the then-current basis of the Fund's assets, the level of net loss carry-forwards and other factors. The Fund's deferred income tax expense/(benefit) for the current fiscal year or any future fiscal year may vary greatly from the deferred income tax expense estimated based on the fiscal year ended November 30, 2009. The Fund's deferred income tax expense/(benefit) as a percentage of net assets attributable to Common Shares at the end of each fiscal year, from inception through November 30, 2009, has been as follows:

Deferred Income Tax Expense/(Benefit)
Period December 28, 2004 (commencement of operations) through November 30, 2005	5.52%
Year ended November 30, 2006	11.91%
Year ended November 30, 2007	5.81%
Year ended November 30, 2008	(52.31)%
Year ended November 30, 2009	19.49%

(8)  The table presented in this footnote presents the Fund's annual operating expenses as a percentage of net assets attributable to Common Shares, excluding Deferred Income Tax Expense/(Benefit).

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees (4)	1.39%
Interest Payments on Borrowed Funds (5)	0.73%
Other Expenses (6)	0.31%
Current Income Tax Expense	0.13%
Total Annual Expenses (Excluding Deferred Income Tax Expense/(Benefit))	2.56%

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of 22.05% (including the Fund's estimate of Deferred Income Tax Expense for the fiscal year ended November 30, 2009) of net assets attributable to Common Shares and (2) a 5% annual return*:

	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders (1)(2)	$202	$508	$718	$1,001

(1)  The example above does not include sales loads or estimated offering costs.

(2)  An illustration of the expenses you would pay on a $1,000 investment in Common Shares assuming (1) "Total annual expenses" of 2.56% (excluding the Fund's estimate of Deferred Income Tax Expense for the fiscal year ended November 30, 2009) of net assets attributable to Common Shares and (2) a 5% annual return*:

	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders (1)	$26	$80	$136	$290

*  The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Except where noted, the information in this table is derived from the Fund's financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund's annual report to shareholders for the period ended November 30, 2009, which is incorporated by reference into the SAI, and is available upon request.

Per share operating performance for a share outstanding throughout the period	For the Year Ended November 30, 2009		For the Year Ended November 30, 2008	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006	For the Period December 28, 2004* through November 30, 2005
Net asset value, beginning of period	$12.09		$23.11	$22.49	$19.78	$19.10 (c)
Income from investment operations
Net investment loss(a)(b)	(0.44)		(0.70)	(0.67)	(0.33)	(0.26)
Net realized and unrealized gain/loss on investments(b)	4.76		(8.85)	2.66	4.29	1.92
Total from investment operations	4.32		(9.55)	1.99	3.96	1.66
Common shares' offering expenses charged to paid-in capital	—	**	—	—	—	(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	—		(0.08)	—	—	—
Return of capital	(1.41)		(1.39)	(1.37)	(1.25)	(0.94)
Net asset value, end of period	$15.00		$12.09	$23.11	$22.49	$19.78
Market value, end of period	$16.24		$11.42	$22.66	$21.87	$17.99
Total investment return(d)
Net asset value	38.03%		-43.55%	8.53%	20.70%	8.38%
Market value	57.32%		-45.67%	9.70%	29.68%	-5.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$282,089		$221,155	$418,438	$406,295	$357,441
Ratios to Average Net Assets applicable to Common Shares:(e)
Total expenses, excluding interest expense and tax expense/benefit	1.76	%(g)	1.79%	1.62%	1.69%	1.48%
Total expenses, including interest expense and tax expense/benefit	26.32	%(g)	(28.34)%	9.40%	16.89%	8.41%
Interest expense	1.23%		1.83%	2.13%	2.17%	1.02%
Current and deferred tax expense/(benefit)	23.33%		(31.96)%	5.65%	13.03%	5.91%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(2.14	)%(g)	(1.71)%	(0.62)%	0.55%	(0.37)%
Net investment income/(loss), including interest expense and tax expense/benefit	(26.70	)%(g)	28.42%	(8.40)%	(14.66)%	(7.30)%
Portfolio Turnover Rate	30%		22%	11%	21%	41%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$110,263		$72,263	$175,000	$150,000	$150,000
Asset coverage per $1,000 of indebtedness(f)	$3,558		$4,060	$3,391	$3,709	$3,383

*  Commencement of investment operations.

**  Less than $0.01.

(a)  Based on average shares outstanding during the period.

(b)  The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)  Before deduction of offering expenses charged to capital.

(d)  Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

(g)  The impact of the advisory fee waiver is less than 0.01%

SENIOR SECURITIES

The following table sets forth information about the Fund's outstanding senior securities as of the end of each fiscal year since its inception:

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Asset Coverage Per $1,000 of Principal Amount
November 30, 2005	Borrowings	$150,000,000	$3,383
November 30, 2006	Borrowings	$150,000,000	$3,709
November 30, 2007	Borrowings	$175,000,000	$3,391
November 30, 2008	Borrowings	$72,262,708	$4,060
November 30, 2009	Borrowings	$110,262,708	$3,558

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on October 4, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. The Fund commenced investment operations on December 28, 2004. The Fund's principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700. Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

USE OF PROCEEDS

Unless otherwise specified in a supplement to this Prospectus (each a "Prospectus Supplement"), the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in cash, cash equivalents or other securities, including U.S. government securities or high quality, short-term debt securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

MARKET AND NET ASSET VALUE INFORMATION

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the New York Stock Exchange (the "NYSE"). The Fund's Common Shares commenced trading on the NYSE on December 28, 2004.

The Common Shares have traded both at a premium and at a discount in relation to the Fund's net asset value ("NAV") per share. Although the Common Shares recently have traded at a premium to NAV, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. The continued development of alternative vehicles for investment in a portfolio of securities of MLP entities (as defined in this Prospectus), including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Common Shares to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See "Risks—Market Discount Risk."

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the NAV per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. NAV is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month. See "Net Asset Value" for information as to the determination of the Fund's NAV.

	NYSE Market Price Per Share		NAV per Common Share on Date of Market Price High and Low(1)		Premium/(Discount) on Date of Market Price High and Low(2)
	High	Low	High	Low	High	Low
During Quarter Ended
May 31, 2010	$20.57	$17.56	$17.43	$15.47	18.01%	13.51%
February 28, 2010	$19.08	$16.37	$16.55	$14.97	15.29%	9.35%
November 30, 2009	$17.00	$14.77	$14.54	$13.59	16.92%	8.68%
August 31, 2009	$16.79	$13.88	$13.65	$12.80	23.00%	8.44%
May 31, 2009	$14.81	$10.74	$13.14	$11.69	12.71%	(8.13)%
February 28, 2009	$14.74	$10.69	$13.56	$11.37	8.70%	(5.98)%
November 30, 2008	$20.89	$9.50	$19.83	$10.77	5.35%	(11.79)%
August 31, 2008	$23.26	$18.88	$21.99	$20.22	5.78%	(6.63)%
May 31, 2008	$22.90	$19.80	$21.54	$20.80	6.31%	(4.81)%
February 29, 2008	$22.65	$19.60	$22.10	$21.99	2.49%	(10.87)%

  (1)  Based on the Fund's computations

  (2)  Calculated based on the information presented. Percentages are rounded.

The last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share on July 30, 2010 was $20.50, $18.17 and 12.82%, respectively. As of July 30, 2010, 19,973,405 Common Shares of the Fund were outstanding.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. There can be no assurance that the Fund will achieve its investment objective.

The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined below) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, such as the Fund, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Investment Parameters

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined herein) in MLP entities, and invests at least 65% of its Managed Assets in equity securities of MLP entities. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. "MLP Affiliates"

includes affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. "Equity securities" of MLP entities include MLP common units, MLP subordinated units, MLP preferred units, MLP general partner interests and equity securities of MLP Affiliates, including I-Shares. The market capitalization of equity securities of MLP entities currently ranges from approximately $90 million to $16 billion. However, the Fund may invest in equity securities of MLP entities without regard for their market capitalization. A substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors of the economy. For as long as the word "MLP" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLP entities.

The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.

The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"); BB or lower by Standard & Poor's Ratings Group ("S&P"); comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's; B- by S&P; comparably rated by another statistical rating organization; or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than MLP entities.

The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

The Fund may invest up to 15% of its Managed Assets in royalty trusts.

These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policy with respect to investing at least 80% of the Managed Assets of the Fund in MLP entities changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

THE FUND'S INVESTMENTS

Master Limited Partnerships

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose interests or "units" are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. Any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Therefore, the Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

Advantages of Investment in the Fund Over Direct Investment in MLPs

The Fund is structured to seek to provide an efficient vehicle through which the Fund's shareholders may invest in a portfolio of publicly traded securities of MLP entities. An investment in the Fund offers investors several advantages as compared to direct investments in MLP entities, including the following:

•  The Fund allows shareholders to invest, through a single investment vehicle, in a portfolio that includes a number of MLP entities.

•  The Fund may purchase securities of MLP entities through direct placements. Purchasing restricted or unrestricted securities of MLP entities through direct placements may offer the potential for increased returns as compared to purchasing securities of MLP entities through open market transactions. Such opportunities, however, are typically available only to institutional investors, such as the Fund.

•  Common Shareholders will receive a single IRS Form 1099. Direct investors in MLPs receive an IRS Schedule K-1 from each MLP in which they are invested.

•  An investment in the Fund will not cause a shareholder to be required to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners of the MLP and may be required to file state income tax returns in each state in which the MLP operates.

•  Common Shareholders are not limited by the passive activity loss rules in their ability to use any losses resulting from their purchase and sale of Common Shares to offset other gains. The passive activity loss rules limit the ability of certain direct investors in MLPs to use their allocable share of any losses generated by an MLP.

•  For Common Shareholders who are tax-exempt investors, including employee benefit plans and IRA accounts, distributions received from the Fund will generally not be treated as unrelated business taxable income ("UBTI") unless such investor's Common Shares are debt-financed. Income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

•  Subject to certain holding period and other requirements, distributions by the Fund that are taxable as dividends (i.e., distributions out of the Fund's current or accumulated earnings and profits) will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning on or before December 31, 2010, will be treated as "qualified dividend income" for shareholders taxed as individuals. The special rules treating ordinary income dividends payable to individuals as "qualified dividend income" are set to expire for tax years beginning on or after January 1, 2011, unless further Congressional action is taken.

Common Shareholders bear the Fund's operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Investment Philosophy

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in securities of MLP entities that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Sub-Adviser seeks to identify securities offering a combination of quality, growth and yield intended to produce superior total returns over the long run. The stock selection process employed by the Sub-Adviser includes consideration of quantitative, qualitative and relative value factors. The Sub-Adviser emphasizes proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities in which the Fund invests. In applying its criteria, the Sub-Adviser considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure and management team.

Portfolio Contents

The Fund seeks to achieve its investment objective by investing primarily in securities of MLP entities that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund may invest in other securities described below consistent with the Fund's investment objective and policies.

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the NASDAQ Stock Market (the "NASDAQ"). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to convertible subordinated unit holders or incentive distributions may be paid to the general partner. In the event of a liquidation, common unit holders have preference to the remaining assets of the MLP over subordinated units, but not over debt holders or preferred unit holders.

MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares. I-Shares represent an ownership interest issued by an MLP Affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.

General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

Equity Securities of Entities Related to MLPs and Other Equity Securities. The Fund may invest in (i) equity securities issued by MLP Affiliates, including general partners of MLPs, and (ii) equity securities of issuers other than MLP entities, including common stocks of issuers engaged primarily in the energy, natural resources and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. "Restricted securities" are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.

In connection with its investments in restricted securities, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such investments may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP entity or sold to or merged with an existing MLP entity in the future.

Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund may invest in debt securities which provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund may invest in debt securities of any maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least

B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a debt security purchased by the Fund, which satisfied the Fund's minimum rating criteria at the time of purchase, is subsequently downgraded below such rating, the Fund will not be required to sell such security. In the event of a such a downgrade, the Sub-Adviser will consider what action to take in the best interest of the Fund and its shareholders.

Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Energy Sector Investments. Many MLP entities operate within the energy sector. Therefore, a substantial proportion of the MLP entities in which the Fund invests are concentrated in the energy sector of the economy. MLP entities and other companies operating in the energy sector, in which the Fund may invest, engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

Other Sectors Investments. The Fund may invest in MLP entities in the natural resources and real estate sectors and may invest in MLP entities operating in any other sector of the economy. MLP entities and other companies operating in the natural resources sector, include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. MLP entities and other companies operating in the real estate sector, include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities, and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stock and MLP common units, in the Fund's portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security. The Fund may pursue such option strategy to a greater extent during the period in which the Fund is investing the proceeds from this offering in securities of MLP entities.

Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before (depending on the type of option) a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may write call options on securities (including those of MLP entities) and securities indices that are listed on a national securities exchange or in the over-the-counter market

The Fund will write call options and put options only if they are "covered." In the case of a call option on a common stock, MLP unit or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. The Fund may not write (sell) "naked" call options, i.e. options representing more shares of the security than are held in the portfolio.

If an option written by the Fund is exercised, the Fund must deliver the underlying security upon payment of the exercise price at the time called for by the option. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund's ability to close out over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

See "Investment Objective and Policies—Additional Information Regarding Options" in the SAI.

Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs," and may include unsponsored or unregistered depositary receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere.

Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

Temporary Defensive Investments

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLP entities and will invest at least 65% of its Managed Assets in equity securities of MLP entities. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.

Certain Other Investment Practices

Strategic Transactions and Derivatives. In addition to the covered call option strategy described above, the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to earn income, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with the Fund's possible utilization of Financial

Leverage. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on individual securities, equity and fixed-income indices, interest rates, exchange-traded funds and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Certain of these Strategic Transactions, such as options, futures contracts and swaps are described briefly below.

In addition to the covered call option strategy described above, the Fund may purchase or sell, i.e., write, options on securities (including those of MLP entities) and securities indices that are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund's portfolio among other purposes.

The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.

The Fund may enter into swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. To the extent consistent with the Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract, including interest rate, total return, currency, credit default and other swaps. For more information about the Fund's use of interest rate swaps and related transactions, see "Use of Financial Leverage—Interest Rate Transactions."

In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. New financial products continue to be developed and the Fund may invest in such products, or utilize new techniques or strategies, as they may be developed to the extent consistent with the Fund's investment objective and regulatory and federal tax requirements applicable to the Fund. For example, to the extent new products are developed, the Fund could seek to obtain exposure to MLPs and MLP Affiliates through the use of options, swaps or other derivative instruments.

For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objective and Policies—Additional Information Regarding Options" and "Investment Objective and Policies—Other Derivative Instruments" in the Fund's SAI.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's Managed Assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser, the Sub-Adviser or any of their affiliates.

Other Investment Companies. The Fund may invest up to 10% of the Fund's Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's Managed Assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies—Loans of Portfolio Securities" in the Fund's SAI.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. For the fiscal years ended November 30, 2009, November 30, 2008 and November 30, 2007, the Fund's portfolio turnover rate was 30%, 22% and 11%, respectively.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the Fund's SAI for a complete list of the fundamental investment policies of the Fund. As a result of the use of Financial Leverage (as defined below), the Fund may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on the Financial Leverage.

USE OF FINANCIAL LEVERAGE

The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings") or through a combination of Preferred Shares and Borrowings (collectively, "Financial Leverage"). The amounts of the Fund's Leverage outstanding may vary over time and such amounts will be reported in the Fund's audited and unaudited financial statements contained in the Fund's annual and semi-annual reports to shareholders. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. dated as of September 26, 2008, as amended September 30, 2008 and January 22, 2010, pursuant to which the Fund may borrow up to $130 million. On November 30, 2009, outstanding Borrowings under the committed facility agreement were approximately $110.3 million, which represented 28.1% of the Fund's Managed Assets as of such date. Following the issuance of additional Common Shares pursuant to this Prospectus, the Fund may increase the amount of Financial Leverage while maintaining the percentage of the Fund's Managed Assets attributable to Financial Leverage. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also utilize Borrowings for temporary purposes, such as the settlement of transactions, in accordance with the limits imposed by the 1940 Act. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. Any use of Financial Leverage must be approved by the Fund's Board of Trustees. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Borrowings

As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the

Borrowing, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. The Fund may also utilize Borrowings in excess of such limit for temporary purposes, such as the settlement of transactions, in an amount not to exceed 5% of the Fund's total assets. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

Any offering of Preferred Shares is subject to market conditions and the Fund's receipt of a top credit rating on the Preferred Shares from one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") (most likely Moody's and/or Fitch Ratings ("Fitch")). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's or Fitch. See "Appendix A—Ratings of Investments" in the Statement of Additional Information.

Because the aggregate liquidation preference of Preferred Shares would have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities and costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

If Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and holders of Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser or the Sub-Adviser, as the case may be, from managing the Fund's assets in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.

Effects of Financial Leverage

The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc., pursuant to which the Fund may borrow up to $130 million. Interest payable by the Fund on borrowings under the committed facility agreement is based on 3-month LIBOR plus 1.50%. On November 30, 2009, outstanding Borrowings under the committed facility agreement were approximately $110.3 million, which represented 28.1% of the Fund's Managed Assets. As of November 30, 2009, the interest rate payable by the Fund on Borrowings under the committed facility agreement was 1.76%. Assuming that the Fund's leverage costs remain as described above, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.49% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 28.1% of the Fund's Managed Assets. See "Risks." The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	(14.60)%	(7.64)%	(0.69)%	6.27%	13.22%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the Fund's Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

Interest Rate Transactions

In connection with any such use by the Fund's of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay Borrowings. Such a prepayment would likely result in the Fund's seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Risks of Investing in MLP Units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Tax Risks

As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

MLP Tax Risk. The Fund's ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLP entities, which is something over which the Fund has no control. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

Tax Law Change Risk. Changes in the tax laws, or interpretations thereof, could adversely affect the Fund, the MLPs in which the Fund invests and/or the Fund's shareholders. For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP's current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund's shareholders. In addition, the favorable U.S. federal tax treatment of certain qualified dividends is set to expire for taxable years beginning on or after January 1, 2011, unless further Congressional action is taken. If no action is taken, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates (i.e., up to 39.6%). Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are scheduled to increase to 20% for taxable years beginning after December 31, 2010.

Deferred Tax Risks of MLP Investments. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's distributions that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax asset or liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax asset or liability as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund's deferred tax assumptions for purposes of computing the Fund's net asset value per share, which would result in an immediate reduction of the Fund's net asset value per share.

Affiliated Party Risk

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk

A substantial percentage of the Fund's assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP Affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units.

Concentration Risk

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, the Fund may be more susceptible to risks associated with such sectors. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks

Many MLP entities operate within the energy sector. Therefore, the Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and other companies operating in the energy sector, including the following:

Commodity Price Risk. MLP entities and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices may be influenced by changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The long-term impact on commodity prices of the recent West Virginia coal mine disaster and Deepwater Horizon oil spill and the reactions thereto is not yet known.

Supply and Demand Risk. MLP entities and companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. MLP entities and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Depletion Risk. MLP entities and other energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Regulatory Risk. The energy sector is highly regulated. MLP entities and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLP entities and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLP entities and other companies operating in the energy sector. Additional regulatory requirements may be enacted in response to the recent West Virginia coal mine disaster and Deepwater Horizon oil spill. While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk. There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act ("RCRA") and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), also known as "Superfund," and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. In the wake of a Supreme Court decision holding that the Environmental Protection Agency ("EPA") has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund's investments. Increased environmental regulations enacted in response to the recent Deepwater Horizon oil spill, although the nature of such regulations cannot be predicted at this time.

Acquisition Risk. MLP entities owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLP entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLP entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLP entities and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLP entities and other companies operating in the energy sector in which the Fund invests. Rising interest rates may also impact the price of the securities of MLP entities and other companies operating in the energy sector as the yields on alternative investments increase.

Weather Risks. Weather plays a role in the seasonality of some MLP Entities' cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities' insurance premiums.

Catastrophic Event Risk. MLP entities and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector. MLP entities and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

2011 U.S. Federal Budget. The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLP entities in which the Fund invests and/or the energy sector generally.

Industry Specific Risks

MLP entities and energy companies are also subject to risks that are specific to the industry they serve.

Midstream. Midstream MLPs entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

Propane. Propane MLP entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Other Sector Risks

The Fund also may invest in securities of MLP entities in the natural resources sector and the real estate sector, among other sectors, which may subject the Fund to additional risks associated with investments in those sectors.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in MLP entities and other companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Real Estate Sector Risks. The Fund may invest in MLP entities in the real estate sector, which may develop land; own or manage residential, commercial and undeveloped properties; own mortgage securities; and provide financing to owners and developers of multi-family housing or other real estate or building ventures. To the extent that the Fund invests in securities of MLP entities and other companies operating in the real estate sector, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Changes in interest rates or inflation may adversely affect the value of investments in the real estate sector. Other factors such as catastrophic events, lack of adequate insurance and environmental issues may contribute to the risks of a real estate investment.

Small Capitalization Risk

The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Restricted Securities Risk

The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Risks Associated with an Investment in Initial Public Offerings.

Securities purchased in initial public offerings ("IPOs") are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund's investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Risks Associated with a Private Investment in Public Equity Transactions.

Investors in private investment in public equity ("PIPE") transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities are "restricted" and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Cash Flow Risk

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Liquidity Risk

MLP common units, and equity securities of MLP Affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

Valuation Risk

Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of certain MLP entities and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis of the Fund's assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund's investment in such securities if market interest rates rise.

During periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

Lower Grade Securities Risk

The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody's; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Portfolio Turnover Risk

The Fund's portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund's investment decisions. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Foreign Securities Risk

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk

In addition to the covered call option strategy described above, the risks of which are described above, the Fund may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts, among other Strategic Transactions, for purposes such as to seek to earn income, facilitate portfolio management and mitigate risks. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

•  dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;

•  imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

•  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•  the possible absence of a liquid secondary market for any particular instrument at any time;

•  the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•  the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

•  the creditworthiness of counterparties.

Futures Transactions. The Fund may invest in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

•  no assurance that futures contracts or options on futures can be offset at favorable prices;

•  possible reduction of the return of the Fund due to their use for hedging;

•  possible reduction in value of both the securities hedged and the hedging instrument;

•  possible lack of liquidity due to daily limits on price fluctuations;

•  imperfect correlation between the contracts and the securities being hedged; and

•  losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Discount Risk

The Fund's Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund's Common Shares have recently traded at a substantial premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of the Fund's investment activities. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund's then-current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund's control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund's per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of holders of Common Shares, shareholders will experience dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund's then-current NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering. See "Description of Capital Structure—Common Shares—Issuance of Additional Common Shares."

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

Royalty Trust Risk

Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.

Financial Leverage Risk

Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Recent economic and market event have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund's leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all.

If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

Competition Risk

Since the time of the Fund's initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.

Delay in Investing the Proceeds of this Offering

Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP entities and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP entities or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

Affiliated Transaction Restrictions

From time to time, the Fund may "control" or may be an "affiliate", each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its outstanding voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

Non-Diversified Status

The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund's assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 75 publicly traded MLPs. The fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's sub-adviser, responsible for management of the Fund's its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Terrorism and Market Disruption Risk

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of MLP entities and other companies in the energy and natural resources sectors in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Recent Market and Economic Developments

Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund's portfolio. The Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. Given the risks described above, an investment in Common Shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Government Intervention in Financial Markets

The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was singed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.

Anti-Takeover Provisions

The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

The Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc. ("Claymore Group"), acts as the Fund's investment adviser pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser acts as investment adviser to a number of closed-end and open-end investment companies. As of March 31, 2010, Claymore entities have provided supervision, management and/or servicing on $15.9 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Claymore Group is an indirect subsidiary of Guggenheim Partners, LLC ("Guggenheim Partners"), a diversified financial services firm with more than 525 dedicated professionals. The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services. Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $100 billion of assets. The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

On September 23, 2009, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the Advisory Agreement as being in the best interests of the Fund and its Shareholders. The Advisory Agreement was approved by Shareholders of the Fund on February 2, 2010. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees is available in the Fund's annual report to shareholders for the period ending November 30, 2009.

Pursuant to the Advisory Agreement, the Fund pays to the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

The Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Sub-Adviser

Fiduciary Asset Management, LLC acts as the Fund's sub-adviser pursuant to an investment sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Missouri limited liability company, located at 8235 Forsyth Blvd., Ste. 700, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $15.9 billion in assets as of March 31, 2010, including one other closed-end investment company, which focuses its investments in MLPs.

The Sub-Adviser was founded in 1994 and has managed master limited partnership portfolios for clients since 1995. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

Since September 2007, the Sub-Adviser has been a wholly-owned subsidiary of Piper Jaffray Companies ("Piper Jaffray"). Piper Jaffray is a leading, international middle-market investment bank and institutional securities firm, serving the needs of middle market corporations, private equity groups, public entities, nonprofit clients and institutional investors. Founded in 1895, Piper Jaffray provides a comprehensive set of products and services, including equity and debt capital markets products; public finance services; mergers and acquisitions advisory services; high-yield and structured products; institutional equity and fixed- income sales and trading; and equity and high-yield research. With headquarters in Minneapolis, Piper Jaffray has 25 offices across the United States and international locations in London and Shanghai.

On September 23, 2009, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Sub-Advisory Agreement are fair and reasonable and approved the Sub-Advisory Agreement as being in the best interests of the Fund and its Shareholders. The Sub-Advisory Agreement was approved by Shareholders of the Fund on February 2, 2010. A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees is available in the Fund's annual report to shareholders for the period ending November 30, 2009.

Pursuant to the Sub-Advisory Agreement, the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

The Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

Portfolio Management

James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant's portfolio.

Mr. Cunnane has served as portfolio manager of the Fund since the Fund's inception. Mr. Cunnane serves as the Sub-Adviser's Chief Investment Officer and chairs the Sub-Adviser's Risk Management Committee. He has been a Flex Core Equity and Master Limited Partnership portfolio manager since joining the Sub-Adviser in 1996. Mr. Cunnane has 17 years of portfolio management and securities research experience. He is a member of the Sub-Adviser's Strategy Committee and is actively involved with the Sub-Adviser's macroeconomic assessment and top-down approach to portfolio management. Prior to joining the Sub-Adviser, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane, holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

Mr. Kiley has served as portfolio manager of the Fund since 2008. Mr. Kiley is the Team Leader of the Sub-Adviser's Master Limited Partnerships product and is responsible for portfolio management of the Sub-Adviser's various energy infrastructure assets. Prior to joining the Sub-Adviser in 2005, Mr. Kiley was Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from current and deferred incomes taxes and from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day. These procedures will be used in determining the value of the portfolio of securities held by the Fund on each Thursday that the NYSE is open for business, on the last business day of the month and on any other day on which the net asset value per Common Share of the Fund is determined (each, a "Valuation Date"). On each Valuation Date, the Fund's investments are valued after the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, using available market quotations or at fair value, each as described below.

The Fund values readily marketable securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the NASDAQ are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by the NASDAQ each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, the NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value.

When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value.

The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund values securities for which market quotations are not readily available, including restricted securities, in accordance with valuation guidelines that the Trustees of the Fund believe accurately reflect fair value. In addition, the Adviser or Sub-Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based upon such valuation guidelines.

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis of the Fund's assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740, formerly SFAS No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from options transactions and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income, and the costs of any Financial Leverage utilized by the Fund. Expenses of the Fund will be accrued each day. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs in which the Fund invests, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares will consist of tax-deferred return of capital. All realized capital gains, if any, net of applicable taxes, will be retained by the Fund.

Distributions by the Fund, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Over time, all the net investment income of the Fund will be distributed. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan, unless the Common Shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the Common Shareholder elects to receive distributions in cash. Common Shareholders who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Common Shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not an NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common

Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to BNY Mellon Shareholder Services, P.O. Box 358015, Pittsburgh, PA 15252.

DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the terms of the Common Shares, the Borrowings and the Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 4, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "—Preferred Shares" below. In addition, if the Fund has Borrowings outstanding, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. See "—Borrowings" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its shares.

Listing and Symbol. The Fund's Common Shares are listed on the NYSE under the symbol "FMO."

Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Fund's Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote by the Fund's shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund's Trustees, and will have certain other voting rights. See "Anti-Takeover Provisions in the Fund's Governing Documents."

Book-Entry. The Common Shares will initially be held in the name of Cede & Co., as nominee for the Depository Trust Company ("DTC"). The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the transfer agent, The Bank of New York Mellon.

Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the NAV of such company's common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund's then-current NAV, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Common Shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below NAV will be disclosed in the Prospectus Supplement relating to any such offering of Common Shares at a price below NAV. Until such consent of holders of Common Shares, if any, is obtained, the Fund may not sell Common Shares at a price below NAV.

Because the Fund's advisory fee and sub-advisory fee are based upon average Managed Assets, the Adviser's and the Sub-Adviser's interests in recommending the issuance and sale of Common Shares at a price below NAV may conflict with the interests of the Fund and its shareholders.

Borrowings

The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. dated as of September 26, 2008, amended September 30, 2008 and January 22, 2010, pursuant to which the Fund may borrow up to $130 million. Interest payable by the Fund on borrowings under the committed facility agreement is based on 3-month LIBOR plus 1.50%. The committed facility agreement requires that the Fund deposit portfolio securities in a collateral account pursuant to a Special Custody and Pledge Agreement among the Fund, its custodian and BNP Paribas Prime Brokerage, Inc. Securities deposited in the collateral account may not be rehypothecated by BNP Paribas Prime Brokerage, Inc. The amounts drawn under such facility may vary over time and such amounts will be reported in the Fund's audited and unaudited financial statements contained in the Fund's annual and semi-annual reports to shareholders. On November 30, 2009, outstanding Borrowings under the committed facility agreement were approximately $110.3 million, which represented 28.1% of the Fund's Managed Assets as of such date. As of November 30, 2009, the interest rate payable by the Fund on Borrowings under the committed facility agreement was 1.76%.

Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Financial Leverage" and "Risks—Financial Leverage Risk."

Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Preferred Shares

The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund has no present intention to issue Preferred Shares; however, the Board of Trustees reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any offering of Preferred Shares is conditioned upon favorable market conditions, a credit rating of AAA/Aaa from the NRSRO rating such Preferred Shares, and the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that any Preferred Shares issued by the Fund will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure.

Distribution Preference. The Preferred Shares, if issued, would have complete priority over the Common Shares as to distributions of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

Redemption, Repurchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents.

Capitalization

The following table provides information about the outstanding securities of the Fund as of November 30, 2009:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common shares of beneficial interest, par value $0.01 per share	Unlimited	0	18,807,181

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND'S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•  the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•  the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•  the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•  the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the open market like any other stock at the prevailing market price at that time. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments and use certain investment strategies to a greater extent than open-end funds, including financial leverage and investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term "U.S. Shareholder'' means a beneficial owner of Common Shares that, for U.S. federal income tax purposes, is one of the following:

•  an individual who is a citizen or resident of the United States;

•  a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•  a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Common Shares should consult their tax advisors.

The Fund

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to state income tax by reason of its investments in equity securities of MLPs. Therefore, the Fund may have state income tax liabilities (or benefits) in multiple states; however, because each state employs different tax rules with respect to the allocation and apportionment of income, gain, and loss from partnership investments the Fund's state tax rate may be higher or lower than the current Illinois statutory tax rate of 7.3%. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund's regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on the Common Shares.

The Fund invests and intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such equity security. Any such gain will be subject to U.S. Federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund's tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP's net taxable income and certain MLP recourse debt, if any and (y) decreased by the Fund's allocable share of the MLP's net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund's current taxes payable. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund's federal income tax liability may be higher than expected which will result in less cash available to distribute to shareholders.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Given that at least 65% of the Fund's Managed Assets are invested in equity securities of MLPs that are treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code), the Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in qualified publicly traded partnerships.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. Thereafter, dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will be fully taxable at ordinary income rates unless further Congressional action is taken.

If the amount of a Fund distribution exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder's tax basis in the Common Shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year.

The Fund's earnings and profits are generally calculated by making certain adjustments to the Fund's taxable income. Based upon the Fund's review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund's current and accumulated earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the Common Shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its Managed Assets in energy-related MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

U.S. Shareholders that participate in the Fund's Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.

Sales of Common Shares. Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder's adjusted tax basis in the Common Shares. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010). The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder's adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund's earnings and profits (i.e., returns of capital).

Information Reporting and Backup Withholding Requirements. In general, distributions on the Common Shares, and payments of the proceeds from a sale, exchange or other disposition of the Common Shares paid to a U.S. Shareholder are subject to information reporting and may be subject to backup withholding (currently at a maximum rate of 28%) unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder will be refunded or credited against the U.S. Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Each shareholder will receive, if appropriate, various written notices after the close of the Fund's taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.

Tax Risks

Investing in Common Shares involves certain tax risks, which are more fully described in the section "Risks—Tax Risks."

PLAN OF DISTRIBUTION

The Fund may sell up to $101,137,000 in aggregate initial offering price of Common Shares from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Plan. Each Prospectus Supplement relating to an offering of Common Shares will state the terms of the offering, including:

•  the names of any agents, underwriters or dealers

•  any sales loads or other items constituting underwriters' compensation;

•  any discounts, commissions, or fees allowed or paid to dealers or agents;

•  the public offering or purchase price of the offered Common Shares and the net proceeds the Fund will receive from the sale; and

•  any securities exchange on which the offered Common Shares may be listed.

Direct Sales

The Fund may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Fund may offer Common Shares through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common Shares for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•  An overallotment in connection with an offering creates a short position in the common stock for the underwriter's own account.

•  An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•  Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•  The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered Common Shares are sold for offering and sale may make a market in the offered Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Common Shares.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

Pursuant to a requirement of the Financial Industry Regulatory Authority, or FINRA, the maximum commission or discount to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act of 1933, as amended.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Common Shares not yet issued as of the date of this Prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for internet distributions will be made on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Automatic Dividend Reinvestment Plan

The Fund may issue and sell Common Shares pursuant to the Plan.

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

The Bank of New York Mellon serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

The Bank of New York Mellon serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund. The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, dated February 1, 2006 (the "Administration Agreement"), Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the administration agreement. Pursuant to the Administration Agreement, the Fund pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of 0.0238%.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of the Common Shares. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters of such offering, that counsel will be named in the Prospectus Supplement related to that offering.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated as of August 5, 2010, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling the Fund toll-free at (888) 991-0091. The Table of Contents of the Statement of Additional Information is as follows:

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

$101,137,000

Fiduciary/Claymore MLP

Opportunity Fund

Common Shares

PROSPECTUS

August 5, 2010

5,250,000 Shares

Fiduciary/Claymore MLP Opportunity Fund

Common Shares

$ per share

PROSPECTUS SUPPLEMENT

Morgan Stanley

Citi

UBS Investment Bank

August , 2010